90800-P1 05/25

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 8, 2025

TO THE SUMMARY PROSPECTUS OF

BRANDYWINEGLOBAL – GLOBAL UNCONSTRAINED BOND FUND (THE “FUND”),

DATED MARCH 1, 2025

Important Notice Regarding Change in Investment Policy

At a meeting held on May 7, 2025, the Board of Trustees of the Fund approved certain changes to the Fund. These changes include a new name, investment objective and investment strategy. In connection with the implementation of those changes, the Board of Trustees also approved lowering the Fund’s management fee, as well as certain other related changes. These changes will be effective on or about July 29, 2025. In addition, effective immediately through the effective date of the changes described below, any contingent deferred sales charges applicable to fund redemptions will be waived.

In connection with the changes to the Fund, the Fund’s Summary Prospectus is hereby amended and revised to reflect, and any contradictory information therein to the contrary is hereby superseded by, the following, in each case effective on or about July 29, 2025.

1.	Name Change

The name of the Fund will be changed to BrandywineGLOBAL – Multi-Sector Opportunities Fund.

2.	Investment objective

The Fund’s investment objective is to generate a high level of current income while outperforming the total return of the Fund’s performance benchmark over a market cycle.

3.	Principal investment strategy

The following text replaces in its entirety the “Principal investment strategies” section in the Fund’s Summary Prospectus:

Under normal market conditions, the fund seeks to achieve its investment objective by investing in fixed income securities or other instruments with similar economic characteristics. The subadviser has broad discretion to invest in multiple types of fixed income securities including, but not limited to, corporate debt, high yield debt, bank loans or loan participation interests, mortgage-backed securities, asset-backed securities, and convertible securities.

Although the fund may invest in securities of any maturity, the fund normally expects to maintain a dollar-weighted average effective duration, as estimated by the subadviser, of less than 3 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer).

The fund typically invests at least 50% of its net assets in investment grade debt securities. The fund may invest in below-investment grade securities, that are commonly referred to as “junk bonds,” “high yield bonds,” or “non-investment grade bonds”. The fund may invest in securities rated, at the time of purchase, as low as B- by at least one nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, deemed by the subadviser to be of comparable quality. Under normal circumstances, the fund expects the minimum average credit quality of its portfolio to be BBB- (or the equivalent) or higher. The fund may not invest more than 20% of its net assets in unrated securities.

While the fund expects to invest primarily in securities of U.S. issuers that are denominated in U.S. dollars, it may invest up to 20% of its net assets in securities of non-U.S. issuers, which may be denominated in foreign currencies.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The fund may invest up to 20% of its net assets in securities of non-U.S. issuers.

4.	Fees and Expenses

The following text replaces in its entirety the corresponding information in the section of the Fund’s Summary Prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A6	Class C6	Class FI6	Class R6	Class I6	Class IS6
Management fees	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.41	0.42	0.37	0.43	0.44	0.30
Total annual fund operating expenses	1.26	2.02	1.22	1.53	1.04	0.90
Fees waived and/or expenses reimbursed[7]	(0.06)	(0.07)	(0.02)	(0.08)	(0.19)	(0.15)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.20	1.95	1.20	1.45	0.85	0.75

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Fees and expenses have been restated to reflect a reduction in the Fund’s management fee rate, effective as of July 29, 2025.
[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	345	610	895	1,708
Class C (with redemption at end of period)	298	626	1,080	2,144
Class C (without redemption at end of period)	198	626	1,080	2,144
Class FI (with or without redemption at end of period)	122	385	668	1,473
Class R (with or without redemption at end of period)	148	477	829	1,821
Class I (with or without redemption at end of period)	87	312	555	1,252
Class IS (with or without redemption at end of period)	77	273	485	1,096

5.	Performance benchmark

To better align with the changes to the Fund’s principal investment strategies, the Fund will compare its performance to the Bloomberg 1-3 Year Government/Credit Bond Index rather than to the FTSE 3-Month U.S. Treasury Bill Index as the Fund’s benchmark.

6.	Portfolio managers

The following replaces the table in the section of the Fund’s Summary Prospectus titled “Management – Portfolio managers”:

Portfolio manager	Title	Portfolio manager of the fund since
David F. Hoffman, CFA	Portfolio Manager	2011
Brian L. Kloss, JD, CPA	Portfolio Manager	2020
John McClain, CFA	Portfolio Manager	July 2025
William Zox, CFA	Portfolio Manager	July 2025
Jack Parker, CFA	Portfolio Manager	July 2025

Please retain this supplement for future reference.